INVENTORY	6 Months Ended
Jun. 30, 2026
Inventory Disclosure [Abstract]
INVENTORY

NOTE 5 - INVENTORY

Inventory is composed of the following:

	June 30, 2026	December 31, 2025

Raw materials and components	$64,824	$59,585
Work in progress	19,326	15,478
Finished goods	1,039	486

Total inventory	$85,189	$75,549

Inventories write down expenses due to slow inventory amounted to $98 and $590 for the six months ended June 30, 2026 and 2025, respectively.

The Company maintains a wide range of exchangeable units and other spare parts related to its products and services in various locations. Due to the long lead time of its suppliers and manufacturing cycles, the Company needs to forecast demand and commit significant resources towards these inventories. As such, the Company is subject to risks including excess inventory no longer relevant.